                          Countrywide HEL Notes 2005-B
                         Statement to Certificateholders
                                December 15, 2005


====================================================================================================================================
                                                       DISTRIBUTION IN DOLLARS
------------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL           BEGINNING                                                                               ENDING
             FACE               PRINCIPAL                                                   REALIZED   DEFERRED         PRINCIPAL
CLASS        VALUE              BALANCE         PRINCIPAL       INTEREST        TOTAL       LOSSES     INTEREST         BALANCE
------------------------------------------------------------------------------------------------------------------------------------
IA        757,524,000.00     625,322,551.32   29,520,229.58   2,243,344.65   31,763,574.23  0.00             0.00     595,802,321.74
IIA     1,042,476,000.00     759,202,614.51   46,315,616.42   2,717,312.69   49,032,929.11  0.00             0.00     712,886,998.09
TRANS               0.00       4,561,038.72   13,747,081.56      32,196.60   13,779,278.16  0.00    18,384,414.93       9,198,372.09
------------------------------------------------------------------------------------------------------------------------------------
TOTALS  1,800,000,000.00   1,389,086,204.55   89,582,927.56   4,992,853.94   94,575,781.50  0.00    18,384,414.93   1,317,887,691.92
====================================================================================================================================

====================================================================================================================================
                                  FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                  PASS-THROUGH RATES
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          CURRENT
                           BEGINNING                                                            ENDING                    PASS-THRU
CLASS       CUSIP          PRINCIPAL        PRINCIPAL         INTEREST          TOTAL           PRINCIPAL         CLASS   RATE
------------------------------------------------------------------------------------------------------------------------------------
IA        126685AA4      825.48216468      38.96936543       2.96141726      41.93078269      786.51279925        IA      4.305000 %
IIA       126685AB2      728.26867430      44.42847262       2.60659496      47.03506758      683.84020168        IIA     4.295000 %
------------------------------------------------------------------------------------------------------------------------------------
TOTALS                   771.71455808      49.76829309       2.77380774      52.54210083      732.15982884
====================================================================================================================================

          IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT,
                 PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                                 Rafael Martinez
             JPMorgan Chase Bank, N.A. - Structured Finance Services
                              600 Travis, 9TH FLOOR
                              Houston, Texas 77002
                    Tel: (713) 216-4391 / Fax: (713) 216-4880
                     Email: RAFAEL.TEXAS.MARTINEZ@CHASE.COM

                     Copyright 2005 J.P. Morgan Chase & Co. All rights reserved.

                          Countrywide HEL Notes 2005-B
                                December 15, 2005

Investor Floating Allocation Percentage Group 1                                                                           99.63109%
Investor Floating Allocation Percentage Group 2                                                                           99.70509%

Investor Distribution Amount Group 1                                                                                  31,763,574.24
Investor Distribution Amount Group 2                                                                                  49,032,929.11
Class  IA Interest                                                                                                     2,243,344.65
Class IIA Interest                                                                                                     2,717,312.69
Class  IA Rate                                                                                                            4.305000%
Class IIA Rate                                                                                                            4.295000%
Class  IA Interest not payable, due to insufficient Investor Interest Collections                                              0.00
Class IIA Interest not payable, due to insufficient Investor Interest Collections                                              0.00
Class  IA Unpaid Investor Interest Shortfall                                                                                   0.00
Class IIA Unpaid Investor Interest Shortfall                                                                                   0.00
Per $1,000 of Original Investor Principal Balance
Interest on the Unpaid Class  IA Interest Shortfall                                                                            0.00
Interest on the Unpaid Class IIA Interest Shortfall                                                                            0.00
Remaining Unpaid Class  IA Interest Shortfall                                                                                  0.00
Remaining Unpaid Class IIA Interest Shortfall                                                                                  0.00
Per $1,000 of Original Investor Principal Balance

Group 1 Principal Distributed:
Investor Loss Amount Paid as Principal                                                                                    14,944.66
Investor Loss Reduction Amounts paid as principal                                                                              0.00
Accelerated Principal Distribution Amount                                                                              2,155,165.79
Scheduled Principal Collections Payment Amount                                                                        27,350,119.13
Guaranteed Principal Distribution Amount                                                                                       0.00
Total Principal Distributed                                                                                           29,520,229.58

Group 2 Principal Distributed:
Investor Loss Amount Paid as Principal                                                                                         0.00
Investor Loss Reduction Amounts paid as principal                                                                              0.00
Accelerated Principal Distribution Amount                                                                              2,482,222.92
Scheduled Principal Collections Payment Amount                                                                        43,833,393.50
Guaranteed Principal Distribution Amount                                                                                       0.00
Total Principal Distributed                                                                                           46,315,616.42

Unreimbursed Class IA Loss Reduction Amounts                                                                                   0.00
Unreimbursed CLass IIA Loss Reduction Amounts                                                                                  0.00
Per $1,000 of Original Investor Principal Balance

Basis Risk Carryforward Distributed Group I                                                                                    0.00
Basis Risk Carryforward Distributed Group II                                                                                   0.00

Basis Risk Carryforward Remaining Group I                                                                                      0.00
Basis Risk Carryforward Remaining Group II                                                                                     0.00

Servicing Fee Group 1                                                                                                    261,515.83
Servicing Fee Group 2                                                                                                    317,270.09

Accrued and Unpaid Servicing Fees from Prior Periods Group I                                                                   0.00
Accrued and Unpaid Servicing Fees from Prior Periods Group II                                                                  0.00

Class  IA Principal Balance (before distributions)                                                                   625,322,551.32
Class  IA Principal Balance (after distributions)                                                                    595,802,321.74

Class IIA Principal Balance (before distributions)                                                                   759,202,614.51
Class IIA Principal Balance (after distributions)                                                                    712,886,998.09
Class  IA Factor                                                                                                         0.7865128%
Class IIA Factor                                                                                                         0.6838402%

Asset Balance of Group 1 Mortgage Loans:                                                                             600,272,862.18
Asset Balance of Group 2 Mortgage Loans:                                                                             717,614,829.72

            Delinquent Mortgage Loans

                                                            Delinquency by Group
                                                                   Group 1
                        --------------------------------------------------------------------------------
                        Category           Number          Principal Balance           Percentage
                        --------------------------------------------------------------------------------
                        1 Month              94               2,905,587.59                0.48 %
                        2 Month              61               2,241,008.02                0.37 %
                        3 Month              39               1,424,331.67                0.24 %
                        Total                194              6,570,927.28                1.09 %

                                                            Delinquency by Group
                                                                   Group 2
                        --------------------------------------------------------------------------------
                        Category           Number          Principal Balance           Percentage
                        --------------------------------------------------------------------------------
                        1 Month              53               4,193,964.40                0.58 %
                        2 Month              31               3,450,056.96                0.48 %
                        3 Month              28               2,577,625.10                0.36 %
                        Total                112             10,221,646.46                1.42 %

                                                              Delinquency Totals
                                                                 Group Totals
                        --------------------------------------------------------------------------------
                        Category           Number          Principal Balance           Percentage
                        --------------------------------------------------------------------------------
                        1 Month              147              7,099,551.99                0.54 %
                        2 Month              92               5,691,064.98                0.43 %
                        3 Month              67               4,001,956.77                0.30 %
                        Total                306             16,792,573.74                1.27 %

                        * Delinquent Buckets include Bankruptcies, Foreclosures and REO Properties

            Bankruptcies

                                                       Bankruptcy by Group
                        --------------------------------------------------------------------------------
                        Group              Number of
                        Number               Loans         Principal Balance           Percentage
                        --------------------------------------------------------------------------------
                          1                  15                 517,900.03                 0.09%
                          2                   3                 141,793.20                 0.02%

                                                        Bankruptcy Totals
                        --------------------------------------------------------------------------------
                                           Number of
                                             Loans         Principal Balance           Percentage
                        --------------------------------------------------------------------------------
                                             18                 659,693.23                 0.05%

            Foreclosures

                                                         Foreclosure by Group
                        --------------------------------------------------------------------------------
                        Group              Number of
                        Number               Loans         Principal Balance           Percentage
                        --------------------------------------------------------------------------------
                          1                   4                 136,922.19                 0.02%
                          2                   5                 349,717.95                 0.05%

                                                          Foreclosure Totals
                        --------------------------------------------------------------------------------
                                           Number of
                                             Loans         Principal Balance           Percentage
                        --------------------------------------------------------------------------------
                                              9                 486,640.14                 0.04%

            REO Properties

                                                             REO by Group
                        --------------------------------------------------------------------------------
                        Group              Number of
                        Number               Loans         Principal Balance           Percentage
                        --------------------------------------------------------------------------------
                          1                   1                  30,000.00                 0.00%
                          2                   0                       0.00                 0.00%

                                                             REO Totals
                        --------------------------------------------------------------------------------
                                           Number of
                                             Loans         Principal Balance           Percentage
                        --------------------------------------------------------------------------------
                                              1                  30,000.00                 0.00%

Group 1:
Optional Servicer Advances(Current Collection Period)                                                                          0.00
Optional Servicer Advances(Outstanding)                                                                                        0.00
Mortgage Loans retransferred to the Transferor pursuant to Sect. 2.04 and 2.06
Count                                                                                                                            13
Principal Balance                                                                                                        443,253.18

Group 2:
Optional Servicer Advances(Current Collection Period)                                                                          0.00
Optional Servicer Advances(Outstanding)                                                                                        0.00
Mortgage Loans retransferred to the Transferor pursuant to Sect. 2.04 and 2.06
Count                                                                                                                             8
Principal Balance                                                                                                        547,378.75

Subordinated Transferor Collections Group 1                                                                            4,470,540.44
Subordinated Transferor Collections Group 2                                                                            4,727,831.63

Group 1:
Overcollateralization Step-Down Amount                                                                                         0.00
Available Transferor Subordinated Amount                                                                               4,470,540.44
Required Transferor Subordinated Amount                                                                               11,362,860.00
Interest Collections(non-investor)                                                                                        16,583.23
Transferor Principal Collections                                                                                       5,929,105.79

Group 2:
Overcollateralization Step-Down Amount                                                                                         0.00
Available Transferor Subordinated Amount                                                                               4,727,831.63
Required Transferor Subordinated Amount                                                                               15,637,140.00
Interest Collections(non-investor)                                                                                        15,613.37
Transferor Principal Collections                                                                                       7,817,975.77

Mortgage Loans for which the Mortgage Loan File was not
delivered to the Indenture Trustee within 30 days of the
Closing File
Number                                                                                                                            0
Balance                                                                                                                        0.00

I. CASH RECONCILIATION - GROUP 1
Net Interest Collections - per Servicer Report                                                                         4,495,176.10
Principal Collections - per Servicer Report                                                                           33,279,224.92
Residual Advance                                                                                                               0.00
Cash released from Additional Loan Account                                                                                     0.00
Insured Payment                                                                                                                0.00
Group 1 Total Deposit to Collection Account                                                                           37,774,401.02

CASH RECONCILIATION - GROUP 2
Net Interest Collections - per Servicer Report                                                                         5,294,232.59
Principal Collections - per Servicer Report                                                                           51,651,369.27
Residual Advance                                                                                                               0.00
Cash released from Additional Loan Account                                                                                     0.00
Insured Payment                                                                                                                0.00
Group 2 Total Deposit to Collection Account                                                                           56,945,601.86

TOTAL DEPOSIT TO COLLECTION ACCOUNT                                                                                   94,720,002.88

II. DISTRIBUTION SUMMARY - GROUP 1
Premium to Credit Enhancer                                                                                                65,137.77
Fannie Mae Guarantee Fee                                                                                                       0.00
Investor Certificate Interest and Unpaid Investor Certificate Interest                                                 2,243,344.65
Unreimbursed Credit Enhancement Draw Amounts                                                                                   0.00
Amounts owed Master Servicer per Sect. 3.08 and 7.03                                                                           0.00
Basis Risk Carryforward                                                                                                        0.00
Class A Investor Certificate Principal Distributed                                                                    29,520,229.58
Transferor Interest Distributed                                                                                           16,583.23
Transferor Principal Distributed                                                                                       5,929,105.79
Group 1 Total Distributions                                                                                           37,774,401.02

DISTRIBUTION SUMMARY - GROUP 2
Premium to Credit Enhancer                                                                                                79,083.61
Fannie Mae Guarantee Fee                                                                                                       0.00
Investor Certificate Interest and Unpaid Investor Certificate Interest                                                 2,717,312.69
Unreimbursed Credit Enhancement Draw Amounts                                                                                   0.00
Amounts owed Master Servicer per Sect. 3.08 and 7.03                                                                           0.00
Basis Risk Carryforward                                                                                                        0.00
Class A Investor Certificate Principal Distributed                                                                    46,315,616.42
Transferor Interest Distributed                                                                                           15,613.37
Transferor Principal Distributed                                                                                       7,817,975.77
Group 2 Total Distributions                                                                                           56,945,601.86

TOTAL DISTRIBUTION                                                                                                    94,720,002.88

III. BALANCE RECONCILIATION - GROUP 1
Loan Group Beginning Balance                                                                                         627,637,981.31
Loan Group Ending Balance                                                                                            600,272,862.18
Change in Balance                                                                                                     27,365,119.13
Principal Collections                                                                                                 33,279,224.92
Liquidation Loss Amount                                                                                                   15,000.00
Liquidation Recovery Amount                                                                                                    0.00
Cumulative Liquidation Loss Amount                                                                                        35,800.00
Additional Balances                                                                                                    5,929,105.79
Balance Check                                                                                                                 -0.00

III. BALANCE RECONCILIATION - GROUP 2
Loan Group Beginning Balance                                                                                         761,448,223.22
Loan Group Ending Balance                                                                                            717,614,829.72
Change in Balance                                                                                                     43,833,393.50
Principal Collections                                                                                                 51,651,369.27
Liquidation Loss Amount                                                                                                        0.00
Liquidation Recovery Amount                                                                                                    0.00
Cumulative Liquidation Loss Amount                                                                                             0.00
Additional Balances                                                                                                    7,817,975.77
Balance Check                                                                                                                  0.00

OTHER INFORMATION
Group 1:
Transferor Principal Balance (Beginning)                                                                               2,315,429.99
Transferor Principal Balance (Ending)                                                                                  4,470,540.44
Investor Fixed Allocation Percentage                                                                                        100.00%

Group 2:
Transferor Principal Balance (Beginning)                                                                               2,245,608.71
Transferor Principal Balance (Ending)                                                                                  4,727,831.63
Investor Fixed Allocation Percentage                                                                                        100.00%

Group 1:
Interest Received                                                                                                      4,756,691.93
Net Liquidation Proceeds (Allocable to Interest)                                                                               0.00
Insurance Proceeds (Allocable to Interest)                                                                                     0.00
Servicer Optional Advance (Allocable to Interest)                                                                              0.00
Purchase Price per Sect. 2.02 (a) (Allocable to Interest)                                                                      0.00
Purchase Price (90+ Day Delinq) (Allocable to Interest)                                                                        0.00
Residual Advance                                                                                                               0.00
Total Interest                                                                                                         4,756,691.93
Investor Interest Collections                                                                                          4,478,592.87

Group 1:
Beginning Balance                                                                                                    627,637,981.31
Principal Collections                                                                                                 32,835,971.74
Net Liquidation Proceeds (Alloc. to Principal)                                                                                 0.00
Insurance Proceeds (Alloc. to Principal)                                                                                       0.00
Purchase Price per Sect. 2.02 (a) (Alloc. to Principal)                                                                        0.00
Purchase Price (90+ Day Delinq) (Alloc. to Principal)                                                                          0.00
Loans Removed from the Trust by the Servicer per Sect. 2.06                                                              443,253.18
Transfer Deposit Amount per Sect. 2.02 (a)                                                                                     0.00
Total Principal                                                                                                       33,279,224.92
Investor Principal Collections                                                                                        33,279,224.92
Additional Balances                                                                                                    5,929,105.79
Ending Principal Balance                                                                                             600,272,862.18
Total Collections                                                                                                     37,774,401.02
Alternative Principal Payment                                                                                         27,350,119.13

Group 2:
Interest Received                                                                                                      5,611,502.68
Net Liquidation Proceeds (Allocable to Interest)                                                                               0.00
Insurance Proceeds (Allocable to Interest)                                                                                     0.00
Servicer Optional Advance (Allocable to Interest)                                                                              0.00
Purchase Price per Sect. 2.02 (a) (Allocable to Interest)                                                                      0.00
Purchase Price (90+ Day Delinq) (Allocable to Interest)                                                                        0.00
Residual Advance                                                                                                               0.00
Total Interest                                                                                                         5,611,502.68
Investor Interest Collections                                                                                          5,278,619.21

Group 2:
Beginning Balance                                                                                                    761,448,223.22
Principal Collections                                                                                                 51,103,990.52
Net Liquidation Proceeds (Alloc. to Principal)                                                                                 0.00
Insurance Proceeds (Alloc. to Principal)                                                                                       0.00
Purchase Price per Sect. 2.02 (a) (Alloc. to Principal)                                                                        0.00
Purchase Price (90+ Day Delinq) (Alloc. to Principal)                                                                          0.00
Loans Removed from the Trust by the Servicer per Sect. 2.06                                                              547,378.75
Transfer Deposit Amount per Sect. 2.02 (a)                                                                                     0.00
Total Principal                                                                                                       51,651,369.27
Investor Principal Collections                                                                                        51,651,369.27
Additional Balances                                                                                                    7,817,975.77
Ending Principal Balance                                                                                             717,614,829.72
Total Collections                                                                                                     56,945,601.86
Alternative Principal Payment                                                                                         43,833,393.50

Group 1 Loans Average Daily Balance                                                                                  624,960,353.91
Group 2 Loans Average Daily Balance                                                                                  756,085,306.81

Group 1 Weighted Average Loan Rate                                                                                         8.88936%
Group 2 Weighted Average Loan Rate                                                                                         8.67478%
Group 1 Weighted Average Net Loan Rate                                                                                     8.26436%
Group 2 Weighted Average Net Loan Rate                                                                                     8.04978%

Group 1 Excess Interest                                                                                                        0.00
Group 2 Excess Interest                                                                                                        0.00

LOAN MODIFICATION SUMMARY - GROUP 1
Loans with Senior Lien Balance Modification(CLTV<80%)-current                                                                  0.00
Loans with Senior Lien Balance Modification(CLTV<80%)-cumulative                                                         189,028.79
Loans with Senior Lien Balance Modification(CLTV<80%)-% of Initial                                                            0.01%

Loans with Senior Lien Balance Modification(CLTV>80%) - current                                                           93,200.00
Loans with Senior Lien Balance Modification(CLTV>80%) - cumulative                                                       882,779.68
Loans with Senior Lien Balance Modification(CLTV>80%) - % of Initial                                                          0.06%

Loans with Credit Limit Modification - current                                                                           433,916.00
Loans with Credit Limit Modification - cumulative                                                                      3,071,194.00
Loans with Credit Limit Modification - % of Initial                                                                           0.21%

Loans with Gross Margin Modification - current                                                                            26,944.25
Loans with Gross Margin Modification - cumulative                                                                      2,007,876.66
Loans with Gross Margin Modification - % of Initial                                                                           0.14%

LOAN MODIFICATION SUMMARY - GROUP 2
Loans with Senior Lien Balance Modification(CLTV<80%)-current                                                             25,574.84
Loans with Senior Lien Balance Modification(CLTV<80%)-cumulative                                                       1,310,587.37
Loans with Senior Lien Balance Modification(CLTV<80%)-% of Initial                                                            0.09%

Loans with Senior Lien Balance Modification(CLTV>80%) - current                                                          266,641.67
Loans with Senior Lien Balance Modification(CLTV>80%) - cumulative                                                     2,325,955.37
Loans with Senior Lien Balance Modification(CLTV>80%) - % of Initial                                                          0.16%

Loans with Credit Limit Modification - current                                                                           120,000.00
Loans with Credit Limit Modification - cumulative                                                                      1,257,400.00
Loans with Credit Limit Modification - % of Initial                                                                           0.09%

Loans with Gross Margin Modification - current                                                                                 0.00
Loans with Gross Margin Modification - cumulative                                                                        854,484.16
Loans with Gross Margin Modification - % of Initial                                                                           0.06%

CREDIT ENHANCER INFORMATION
GROUP 1:
Amount due to Credit Enhancer from Prepayment Shortfall                                                                        0.00
FGIC Surety Bond in force?                                                                                                     0.00
Credit Enhancement Draw Amount                                                                                                 0.00
Guaranteed Principal Payment Amount                                                                                            0.00
Guaranteed Distribution                                                                                                        0.00
Credit Enhancement Premium                                                                                                65,137.77
Rolling Three Month Delinquency Rate                                                                                          0.37%
Required Subordinated Percentage                                                                                              1.50%
Three Month Rolling Excess Spread                                                                                          4.05103%
Balance used for Required Subordinated Amount                                                                         11,362,860.00
Initial Subordinated Amount                                                                                          -11,363,241.02
Can Required Transferor Subordinated Amount be Reduced?                                                                          NO
Has a Rapid Amortization Event occurred?                                                                                         NO
Cause of Rapid Amortization Event.                                                                                               NA
Has an Event of Servicing Termination occurred?                                                                                  NO
Cause of Event of Servicing Termination.                                                                                         NA

GROUP 2:
Amount due to Credit Enhancer from Prepayment Shortfall                                                                        0.00
FGIC Surety Bond in force?                                                                                                     0.00
Credit Enhancement Draw Amount                                                                                                 0.00
Guaranteed Principal Payment Amount                                                                                            0.00
Guaranteed Distribution                                                                                                        0.00
Credit Enhancement Premium                                                                                                79,083.61
Rolling Three Month Delinquency Rate                                                                                          0.63%
Three Month Rolling Excess Spread                                                                                          3.85430%
Required Subordinated Percentage                                                                                              1.50%
Balance used for Required Subordinated Amount                                                                         15,637,140.00
Initial Subordinated Amount                                                                                          -15,636,819.62
Can Required Transferor Subordinated Amount be Reduced?                                                                          NO
Has a Rapid Amortization Event occurred?                                                                                         NO
Cause of Rapid Amortization Event.                                                                                               NA
Has an Event of Servicing Termination occurred?                                                                                  NO
Cause of Event of Servicing Termination.                                                                                         NA

                      Copyright 2005 J.P.Morgan Chase & Co. All rights reserved.